Exhibit 99.1

Contact:	Dan Cravens
480/693-5729
FOR IMMEDIATE RELEASE
US AIRWAYS GROUP, INC. REPORTS FEBRUARY TRAFFIC RESULTS
TEMPE, Ariz., Mar. 4, 2009 — US Airways Group, Inc. (NYSE: LCC) today reported February and year-to-date 2009 traffic results. Mainline revenue passenger miles (RPMs) for the month were 4.0 billion, down 9.3 percent versus February 2008. Capacity was 5.2 billion available seat miles (ASMs), down 9.3 percent versus February 2008. Passenger load factor for the month of February was 77.2 percent, or flat versus February 2008.
US Airways President Scott Kirby said, “Our February consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) decreased between nine and eleven percent versus the same period last year. However, thanks to the success of our a la carte revenue initiatives, our total revenue per available seat mile performed better than PRASM with a five to seven percent decrease.”
For the month of February, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation (DOT) was 82.2 percent with a completion factor of 99.0 percent.
The following summarizes US Airways Group’s traffic results for the month and year-to-date consisting of mainline operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

FEBRUARY

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	3,232,645	3,682,532	(12.2)
Atlantic	378,818	391,972	(3.4)
Latin	432,070	382,488	13.0

Total Mainline Revenue Passenger Miles	4,043,533	4,456,992	(9.3)

Mainline Available Seat Miles (000)
Domestic	4,039,918	4,659,880	(13.3)
Atlantic	631,481	636,802	(0.8)
Latin	566,933	479,483	18.2

Total Mainline Available Seat Miles	5,238,332	5,776,165	(9.3)

Mainline Load Factor (%)
Domestic	80.0	79.0	1.0	pts
Atlantic	60.0	61.6	(1.6	) pts
Latin	76.2	79.8	(3.6	) pts

Total Mainline Load Factor	77.2	77.2	—	pts

Mainline Enplanements
Domestic	3,408,975	3,858,715	(11.7)
Atlantic	96,378	100,361	(4.0)
Latin	337,841	300,074	12.6

Total Mainline Enplanements	3,843,194	4,259,150	(9.8)
YEAR TO DATE

	2009	2008	% Change

Mainline Revenue Passenger Miles (000)
Domestic	6,710,513	7,464,998	(10.1)
Atlantic	834,791	860,144	(2.9)
Latin	850,274	770,881	10.3

Total Mainline Revenue Passenger Miles	8,395,578	9,096,023	(7.7)

Mainline Available Seat Miles (000)
Domestic	8,503,245	9,644,507	(11.8)
Atlantic	1,343,626	1,340,061	0.3
Latin	1,135,360	964,463	17.7

Total Mainline Available Seat Miles	10,982,231	11,949,031	(8.1)

Mainline Load Factor (%)
Domestic	78.9	77.4	1.5	pts
Atlantic	62.1	64.2	(2.1)	pts
Latin	74.9	79.9	(5.0)	pts

Total Mainline Load Factor	76.4	76.1	0.3	pts

Mainline Enplanements
Domestic	7,008,682	7,752,347	(9.6)
Atlantic	214,379	220,467	(2.8)
Latin	668,423	604,110	10.6

Total Mainline Enplanements	7,891,484	8,576,924	(8.0)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

FEBRUARY

	2009	2008	% Change
Express Revenue Passenger Miles (000)
Domestic	148,354	163,541	(9.3)

Express Available Seat Miles (000)
Domestic	241,407	247,197	(2.3)

Express Load Factor (%)
Domestic	61.5	66.2	(4.7)	pts

Express Enplanements
Domestic	554,386	581,004	(4.6)
YEAR TO DATE

	2009	2008	% Change
Express Revenue Passenger Miles (000)
Domestic	294,784	320,413	(8.0)

Express Available Seat Miles (000)
Domestic	497,446	514,222	(3.3)

Express Load Factor (%)
Domestic	59.3	62.3	(3.0	) pts

Express Enplanements
Domestic	1,101,883	1,149,658	(4.2)
Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

FEBRUARY

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	3,380,999	3,846,073	(12.1)
Atlantic	378,818	391,972	(3.4)
Latin	432,070	382,488	13.0

Total Consolidated Revenue Passenger Miles	4,191,887	4,620,533	(9.3)

Consolidated Available Seat Miles (000)
Domestic	4,281,325	4,907,077	(12.8)
Atlantic	631,481	636,802	(0.8)
Latin	566,933	479,483	18.2

Total Consolidated Available Seat Miles	5,479,739	6,023,362	(9.0)

Consolidated Load Factor (%)
Domestic	79.0	78.4	0.6	pts
Atlantic	60.0	61.6	(1.6)	pts
Latin	76.2	79.8	(3.6)	pts

Total Consolidated Load Factor	76.5	76.7	(0.2)	pts

Consolidated Enplanements
Domestic	3,963,361	4,439,719	(10.7)
Atlantic	96,378	100,361	(4.0)
Latin	337,841	300,074	12.6

Total Consolidated Enplanements	4,397,580	4,840,154	(9.1)
YEAR TO DATE

	2009	2008	% Change

Consolidated Revenue Passenger Miles (000)
Domestic	7,005,297	7,785,411	(10.0)
Atlantic	834,791	860,144	(2.9)
Latin	850,274	770,881	10.3

Total Consolidated Revenue Passenger Miles	8,690,362	9,416,436	(7.7)

Consolidated Available Seat Miles (000)
Domestic	9,000,691	10,158,729	(11.4)
Atlantic	1,343,626	1,340,061	0.3
Latin	1,135,360	964,463	17.7

Total Consolidated Available Seat Miles	11,479,677	12,463,253	(7.9)

Consolidated Load Factor (%)
Domestic	77.8	76.6	1.2	pts
Atlantic	62.1	64.2	(2.1)	pts
Latin	74.9	79.9	(5.0)	pts

Total Consolidated Load Factor	75.7	75.6	0.1	pts

Consolidated Enplanements
Domestic	8,110,565	8,902,005	(8.9)
Atlantic	214,379	220,467	(2.8)
Latin	668,423	604,110	10.6

Total Consolidated Enplanements	8,993,367	9,726,582	(7.5)
Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.

2)	Latin numbers include the Caribbean.

US Airways is also providing a brief update on notable company accomplishments during the month of February:
•	Launched a national advertising campaign consisting of newspaper, radio and billboard ads that showcased the airline’s number one on-time ranking among the six largest hub-and-spoke airlines as measured by the DOT.
•	Held an employee recognition event in Charlotte, N.C. for the crew of Flight 1549 and the nearly 1,000 employees who responded and played key roles in taking care of our crew, customers, and their families.
•	Introduced on-board sales of the US Airways Power-Nap Sack™ on domestic mainline flights, which includes a reusable inflatable pillow, blanket, eye shades, ear plugs and a SkyMall magazine coupon for $7.
•	Announced the reinstatement of complimentary water, juices and soda on all US Airways domestic flights in the main cabin, effective March 1.
US Airways was America’s number one on-time airline in 2008 among the “Big Six” hub-and-spoke airlines according to the U.S. Department of Transportation’s (DOT) monthly Air Travel Consumer Report. US Airways, along with US Airways Shuttle and US Airways Express, operates more than 3,100 flights per day and serves 200 communities in the U.S., Canada, Europe, the Caribbean and Latin America. The airline employs nearly 34,000 aviation professionals worldwide and is a member of the Star Alliance network, which offers our customers more than 16,500 daily flights to 912 destinations in 159 countries worldwide. And for the tenth consecutive year, the airline received a Diamond Award for maintenance training excellence from the Federal Aviation Administration (FAA) for its Charlotte, North Carolina hub line maintenance facility. For more company information, visit usairways.com. (LCCT)
Forward Looking Statements
Certain of the statements contained herein should be considered “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “could,” “should,” and “continue” and similar terms used in connection with statements regarding the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance of US Airways Group (the “Company”). Such statements include, but are not limited to, statements about the benefits of the business combination transaction involving America West Holdings Corporation and US Airways Group, including future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of future significant operating losses; changes in prevailing interest rates and increased costs of financing; the impact of economic conditions; the Company’s high level of fixed obligations (including compliance with financial covenants related to those obligations) and the ability of the Company to obtain and maintain any necessary financing for operations and other purposes; the ability of the Company to maintain adequate liquidity; labor costs, relations with unionized employees generally and the impact and outcome of the labor negotiations; the impact of high fuel costs, significant disruptions in fuel supply and further significant increases to fuel prices; reliance on vendors and service providers and the ability of the Company to obtain and maintain commercially reasonable terms with those vendors and service providers; reliance on automated systems and the impact of any failure or disruption of these systems; the impact of changes in the Company’s business model; the impact of industry consolidation; competitive practices in the industry, including significant fare restructuring activities, capacity reductions or other restructuring or consolidation activities by major airlines; the ability to attract and retain qualified personnel; the impact of global instability including the potential impact of current and future hostilities, terrorist attacks, infectious disease outbreaks or other global events; government legislation and regulation, including environmental regulation; the Company’s ability to obtain and maintain adequate facilities and infrastructure to operate and grow the Company’s network; costs of ongoing data security compliance requirements and the impact of any data security breach; interruptions or disruptions in service at one or more of the Company’s hub airports; the impact of any accident involving the Company’s aircraft; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; security-related and insurance costs; weather conditions; the cyclical nature of the airline industry; the impact of foreign currency exchange rate fluctuations; the ability to use pre-merger NOLs and certain other tax attributes; ability to complete the integration of labor groups; the ability to maintain contracts critical to the Company’s operations; the ability of the Company to attract and retain customers; and other risks and uncertainties listed from time to time in the Company’s reports to the SEC. There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-K for the year ended December 31, 2008 and in the Company’s filings with the SEC, which are available at www.usairways.com
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